Summary Prospectus Supplement	August 21, 2020

Putnam Focused Equity Fund
Summary Prospectus dated December 30, 2019

Effective August 24, 2020, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jacquelyne Cavanaugh Portfolio Manager, Analyst, portfolio manager of the fund since 2020

Daniel Schiff, Portfolio Manager, portfolio manager of the fund since 2016

Walter Scully, Portfolio Manager, Analyst, portfolio manager of the fund since 2020

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund

322931 8/20